EXHIBIT 99.2

INDUSTRIAL PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2019 AND
NINE MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)

INDUSTRIAL PROPERTY

CONTENTS

Independent Auditors’ Report	1-2

Statements of Revenues and Certain Expenses	3

Notes to Statements of Revenues and Certain Expenses	4-5

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Postal Realty Trust, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of the properties known as the Industrial Property (“the Property”) for the year ended December 31, 2019, and the related notes to the statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of the Property for the year ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

New York, NY

December 1, 2020

INDUSTRIAL PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2020 (Unaudited) and

Year Ended December 31, 2019

	Nine Months Ended September 30, 2020 (Unaudited)	Year Ended December 31, 2019
Revenues
Rental revenue	$2,162,049	$2,830,633
Tenant reimbursements	658,056	1,020,138
Total Revenues	2,820,105	3,850,771

Certain Expenses
Real estate taxes	414,258	543,861
Repairs and maintenance	173,586	389,821
Management fees	27,000	36,000
Utilities	14,277	12,017
Insurance	25,110	33,480
Total Certain Expenses	654,231	1,015,179

Revenues in Excess of Certain Expenses	$2,165,874	$2,835,592

The accompanying notes are an integral part of the statements of revenues and certain expenses.

INDUSTRIAL PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2020 (Unaudited) and

Year Ended December 31, 2019

Note 1 – Organization and Description of Business

The accompanying statements of revenues and certain expenses include the operations of the post office property known as the Industrial Property (the “Property”), which consist of approximately 431,000 (unaudited) interior square feet of rentable space, located in Warrendale, Pennsylvania.

In November 2020, Postal Realty, LP (the “Buyer” or “Company”) entered into a purchase and sale agreement with The Northwestern Mutual Life Insurance Company (the “Seller”) to acquire the property. The sale is expected to close in December 2020 for a total purchase price of $47.0 million.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses to be incurred in the future operations of the Property, have been excluded. Such excluded items include interest income, interest expense, related party fees, non- recurring professional fees, depreciation, and amortization.

Interim Unaudited Information

The accompanying unaudited interim statement of revenues and certain expenses for the nine months ended September 30, 2020 has been prepared on the same basis as the statement of revenues and certain expenses for the year ended December 31, 2019. In the opinion of the management of the property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenues in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenues over certain expenses for the full year.

Use of Estimates

The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reporting and disclosure of revenues and certain expenses. Actual results could materially differ from these estimates.

INDUSTRIAL PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2020 (Unaudited) and

Year Ended December 31, 2019

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the non- cancellable term of the leases which includes the effects of rent steps and rent abatements, if any. The Property commences rental revenue recognition when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use.

Tenant reimbursements represent the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expense. The reimbursements are recognized and presented on a gross basis as the Property is the primary obligor of these expenses.

Note 3 – Rental Income

The Property is leased to tenants under operating leases with expiration dates ranging from 2023 to 2026. One tenant accounted for 67% of rental income as of December 31, 2019. The minimum rental amounts due under the leases are subject to scheduled fixed increases. Future minimum rents to be received over each of the next five years and thereafter under the non-cancelable operating leases in effect as of September 30, 2020 are as follows:

2020 (three months ending December 31, 2020)	$767,014
2021	3,003,682
2022	2,963,608
2023	2,900,955
2024	2,902,085
Thereafter	2,829,069

Total	$15,366,413

Note 4 – Subsequent Events

The Property has evaluated events and transactions for potential recognition or disclosure through December 1, 2020, the date the financial statement was available to be issued.